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Irwin Home Equity Loan Backed Notes
Series 1999-2
Remittance Date:     09/15/1999

Series: 1999-2










                                             Noteholder Distribution Summary

Class                          Beginning      Interest         Principal        Aggregateg
 of             Note             Note       Distribution      Distribution     Distribution      Ending Note
Notes           Rate            Balance        Amount           Amount           Amount            Balance

    A-1       5.36875%   $ 50,283,363.08    $ 224,965.67  $ 1,910,930.60   $ 2,135,896.27    $ 48,372,432.48
    A-2       6.83000%     85,100.000.00      484,360.83            0.00       484,360.83      85,100,000.00
    A-3       5.36000%     16,255,204.16       73,808.79      426,816.49       500,625.27      15,828,367.67
    A-4       6.89000%     22,200,000.00      127,465.00            0.00       127,465.00      22,200,000.00
 Certificates   NA          2,993,538.46            0.00            0.00             0.00       3,418,386.48
Totals                  $ 176,832,105.70    $ 910,600.29  $ 2,337,747.09   $ 3,248,347.38   $ 174,919,206.63
LIBOR                                           5.26875%
Actual Number of Interest Accrual Days:               30

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                            Noteholder Distribution Factors Summary (Per $1,000 Original Principal Amount)

            Original            Principal         Interest        Aggregate
Class        Note              Distribution     Distribution      Distribution          Total
of Note     Balance             Amount            Amount           Amount              Factor

A-1       $ 53,500,000.00   $ 35.7183290      $  4.2049658      $ 39.9232948     $    904.1576164
A-2         85,100,000.00      0.0000000         5.6916667         5.6916667        1,000.0000000
A-3         17,400,000.00     24.5296832         4.2418843        28.7715674          909.6774525
A-4         22,200,000.00      0.0000000         5.7416667         5.7416667        1,000.0000000
Total     $178,200,000.00

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                                             GROUP I         GROUP II          TOTAL
COLLECTIONS SUMMARY
Principal Collections                   $ 1,523,273.32    $ 337,805.52    $ 1,861,078.84
  High LTV Mortgage Loans                   640,762.42      270,967.23        911,729.65
  Home Equity Mortgage Loans                557,940.39       64,763.68        622,704.07
  30 Year Maturity Mortgage Loans           324,570.51        2,074.61        326,645.12
Interest Collections                      1,176,072.20      312,177.89      1,488,250.09
  High LTV Mortgage Loans                   773,682.35      205,753.52        979,435.87
  Home Equity Mortgage Loans                317,955.29       81,739.37        399,694.66
  30 Year Maturity Mortgage Loans            84,434.56       24,685.00        109,119.56
Collections                               2,699,345.52      649,983.41      3,349,328.93
  High LTV Mortgage Loans                 1,414,444.77      476,720.75      1,891,165.52
  Home Equity Mortgage Loans                875,895.68      146,503.05      1,022,398.73
  30 Year Maturity Mortgage Loans           409,005.07       26,759.61        435,764.68
Prepayment Penalties Collected                    0.00            0.00              0.00
Purchase/Repurchase Price of any
  Mortgage Loans Purchased                        0.00            0.00              0.00
Liquidation Proceeds                              0.00            0.00              0.00
Insurance Proceeds                                0.00            0.00              0.00
Substitution Adjustment Amounts                   0.00            0.00              0.00
Prepayment Interest Shortfall                 6,338.02        1,167.13          7,505.15
Periodic Advance                             61,414.88       21,265.03         82,679.91
  less Servicing Fees                        72,073.75       20,211.61         92,285.35
  less Periodic Advance Repayment            46,085.37       15,968.67         62,054.04
Amount to be Transferred to the
 Trustee Collection Amount                2,648,939.30      636,235.30      3,285,174.60


FEE SUMMARY
Premium for the Policy                       28,204.87        8,011.50         36,216.37
Indenture Trustee Fee                           477.33          133.53            610.85

Excess Spread                               335,837.06       89,010.97        424,848.03

OVERCOLLATERALIZATION SUMMARY
Overcollateralization Target Amount       9,800,000.00    2,800,000.00     12,600,000.00
Beginning Overcollateralization Amount    2,359,547.83      633,990.62      2,993,538.45
Beginning Overcollat. Deficiency Amount   7,440,452.17    2,166,009.38      9,606,461.55
Additional Principal Distribution Amount    335,837.06       89,010.97        424,848.03
Ending Overcollateralization Amount       2,695,384.89      723,001.59      3,418,386.48
Ending Overcollat. Deficiency Amount      7,104,615.11    2,076,998.41      9,181,613.52

PRINCIPAL DISTRIBUTION AMOUNT SUMMARY
Principal Distribution Amount             1,910,930.60      426,816.49      2,337,747.09
  Base Principal Distribution Amount      1,575,093.54      337,805.52      1,912,899.06
  Additional Principal Distribution Amt     335,837.06       89,010.97        424,848.03


CERTIFICATE DISTRIBUTIONS SUMMARY
Note Interest                               709,326.50      201,273.79        910,600.29
Note Principal                            1,910,930.60      426,816.49      2,337,747.09

Class R Prepayment Penalty Amount                 0.00            0.00              0.00
Class R Excess Interest Amount                    0.00            0.00              0.00
Class R Distribution Amount                       0.00            0.00              0.00

Liquidation Loan Losses                      51,820.22            0.00         51,820.22
  High LTV Mortgage Loans                    34,820.22            0.00         34,820.22
  Home Equity Mortgage Loans                 17,000.00            0.00         17,000.00
  30 Year Maturity Mortgage Loans                 0.00            0.00              0.00


Servicing Default Occured?                                            No
Policy Draw Amount                                0.00            0.00              0.00

                                             GROUP I          GROUP II          TOTAL
POOL BALANCE SUMMARY
Beginning Pool Balance                  114,558,237.55     32,046,128.73    146,604,366.28
  High LTV Mortgage Loans                69,562,839.35     19,068,337.41     89,631,176.76
  Home Equity Mortgage Loans             33,491,703.75      9,630,311.17     43,122,014.92
  30 Year Maturity Mortgage Loans        11,503,694.45      3,347,480.15     14,851,174.60

Ending Pool Balance                     112,983,144.01     31,708,323.21    144,691,467.22
  High LTV Mortgage Loans                68,887,256.71     18,797,370.18     87,684,626.89
  Home Equity Mortgage Loans             32,916,763.36      9,565,547.49     42,482,310.85
  30 Year Maturity Mortgage Loans        11,179,123.94      3,345,405.54     14,524,529.48

Beginning # of Mortgage Loans                    3,065               625             3,690
  High LTV Mortgage Loans                        1,984               446             2,430
  Home Equity Mortgage Loans                       994               168             1,162
  30 Year Maturity Mortgage Loans                   87                11                98

Ending # of Mortgage Loans                       3,032               619             3,651
  High LTV Mortgage Loans                        1,972               441             2,413
  Home Equity Mortgage Loans                       975               167             1,142
  30 Year Maturity Mortgage Loans                   85                11                96

Weighted Average Mortgage Interest Rate        12.327%           11.970%           12.249%


PREFUNDING ACCOUNT SUMMARY

Beginning Account Balance                23,184,673.36      7,043,066.05     30,227,739.41
Reinvestment Earnings                        97,006.31         29,468.69        126,475.00
Less:
 Subsequent Mortage Loans Purchased               0.00              0.00              0.00
 Transfers to the Capitalized Int Acct       97,006.31         29,468.69        126,475.00
Ending Account Balance                   23,184,673.36      7,043,066.05     30,227,739.41


Next Payment Date a Subsequent Transfer Date?    No
Associated Expected Subsequent Trans Bal.         0.00              0.00              0.00


CAPITALIZED INTEREST ACCOUNT SUMMARY
Beginnig Account Balance                                                        836,111.44
Reinvestment Earnings                                                             4,035.19
Transfers from Prefunding Account                                               126,475.00
Less Capitalized Interest Requirements                                                0.00
Ending Account Balance                                                          966,621.63


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DELINQUENCY SUMMARY
                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO         Foreclosures
Delinquencies Based on Number of Loans
 Group I
  High LTV Mortgage Loans                           24                 6                 3             0             12
  Home Equity Mortgage Loans                        15                 3                 0             0              3
  30 Year Maturity Mortgage Loans                    5                 1                 0             0              0
 Total Group I                                      44                 10                3             0             15

 Group II
  High LTV Mortgage Loans                            1                 0                 0             0              2
  Home Equity Mortgage Loans                         1                 0                 0             0              0
  30 Year Maturity Mortgage Loans                    1                 0                 0             0              0
 Total Group II                                      3                 0                 0             0              2

Total Group I and Group II
  High LTV Mortgage Loans                           25                 6                 3             0             14
  Home Equity Mortgage Loans                        16                 3                 0             0              3
  30 Year Maturity Mortgage Loans                    6                 1                 0             0              0
Grand Total                                         47                10                 3             0             17


                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO   Foreclosures

Delinquencies Based on Principal Balance:
 Group I
  High LTV Mortgage Loans                   710,563.45        150,782.61        110,013.10          0.00     395,066.08
  Home Equity Mortgage Loans                392,973.12        130,683.02              0.00          0.00      95,355.82
  30 Year Maturity Mortgage Loans           761,130.48        179,462.32              0.00          0.00           0.00
 Total Group I                            1,864,667.05        460,927.95        110,013.10          0.00     490,421.90

 Group II
  High LTV Mortgage Loans                    31,246.29              0.00              0.00          0.00      71,080.75
  Home Equity Mortgage Loans                 75,000.00              0.00              0.00          0.00           0.00
  30 Year Maturity Mortgage Loans           330,490.82              0.00              0.00          0.00           0.00
 Total Group II                             436,737.11              0.00              0.00          0.00      71,080.75

Total Group I and Group II
  High LTV Mortgage Loans                   741 809.74        150,782.61        110,013.10          0.00     466,146.83
  Home Equity Mortgage Loans                467,973.12        130,683.02              0.00          0.00      95,355.82
  30 Year Maturity Mortgage Loans         1,091,621.30        179,462.32              0.00          0.00           0.00
Grand Total                               2,301,404.16        460,927.95        110,013.10          0.00     561,502.65
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